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[EQUITABLE OF COLORADO/AXA LOGO]                                           EQUITABLE OF COLORADO
                                                                           ACCUMULATOR(SM) PLUS
                                                                           Variable Deferred Annuity
THE EQUITABLE OF COLORADO, INC.                                            Application for Individual Contract
370 17th Street, Denver, Colorado 80202                                    FOR ASSISTANCE CALL (800) 789-7771
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1. TYPE OF CONTRACT                   [ ] Non-Qualified (NQ)     [ ] Traditional IRA    [ ] Roth IRA
   Subject to State Availability      [ ] Qualified Plan - Defined Contribution (DC)    [ ] Qualified Plan - Defined Benefit (DB)

2. OWNER For IRA Contracts, Owner and Annuitant must be the same person

   [ ] Individual          [ ] Trustee (for an individual)        [ ] Custodian (IRA)          [ ] UGMA/UTMA*
   [ ] Qualified Plan Trustee - DC (Forms No. 127692 and No. 127433 must be completed)
   [ ] Qualified Plan Trustee - DB (Forms No. 127691 and No. 127433 must be completed)

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |                     /           /
----------------------------------------------------------------------------------         -------------------------------
Name (First, Middle, Last)                                                                  Date of Birth (Month/Day/Year)

                                                                                                     --        --
----------------------------------------------------------------------------------         -------------------------------
Address (Street, City, State, Zip Code)                                                        Social Security No.

                                                                                                 [ ] Male  [ ] Female
----------------------------------------  ----------------------------------------
Home Phone Number                         Office Phone Number

* As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). Please note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the Annuitant.

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3.    JOINT OWNER  (OPTIONAL FOR NQ CONTRACTS)
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   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |                     /           /
----------------------------------------------------------------------------------         -------------------------------
Name (First, Middle, Last)                                                                  Date of Birth (Month/Day/Year)

                                                                                                     --        --
----------------------------------------------------------------------------------         -------------------------------
Address (Street, City, State, Zip Code)                                                        Social Security No.

                                                                                                 [ ] Male  [ ] Female
----------------------------------------  ----------------------------------------
Home Phone Number                         Office Phone Number

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4.   ANNUITANT  IF OTHER THAN OWNER
------------------------------------------------

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |                     /           /
----------------------------------------------------------------------------------         -------------------------------
Name (First, Middle, Last)                                                                  Date of Birth (Month/Day/Year)

                                                                                                     --        --
----------------------------------------------------------------------------------         -------------------------------
Address (Street, City, State, Zip Code)                                                        Social Security No.

                                                                                                 [ ] Male  [ ] Female
----------------------------------------  ----------------------------------------
Home Phone Number                         Office Phone Number

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
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Relationship to Owner

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5. BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.
   IF ADDITIONAL SPACE IS NEEDED USE SECTION 12.
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PRIMARY

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |        |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |      |  |
---------------------------------------------------   ---------------------------------------------------  --------
Name (First, Middle, Last)                            Relationship to Annuitant                                   %

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |        |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |      |  |
---------------------------------------------------   ---------------------------------------------------  --------
Name (First, Middle, Last)                            Relationship to Annuitant                                   %

CONTINGENT

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |        |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |      |  |
---------------------------------------------------   ---------------------------------------------------  --------
Name (First, Middle, Last)                            Relationship to Annuitant                                   %


   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |        |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |      |  |
---------------------------------------------------   ---------------------------------------------------  --------
Name (First, Middle, Last)                            Relationship to Annuitant                                   %





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REGULAR MAIL:  EQUITABLE OF COLORADO                                        EXPRESS MAIL:  EQUITABLE OF COLORADO
ACCUMULATOR PLUS, P.O. Box 13014,                                           ACCUMULATOR PLUS, c/o First Chicago National Processing
Newark, N.J. 07188-0014                                                     Center,300 Harmon Meadow Boulevard, 3rd Floor,
                                                                            Attn:. Box 13014, Secaucus, N.J. 07094
No. 127866 (2/99)

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6.   INITIAL CONTRIBUTION INFORMATION
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                                                                               TOTAL INITIAL CONTRIBUTION: $
                                                                                                            -----------------------
                                                                                                               (minimum $25,000)
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7.   METHOD OF PAYMENT
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IF THIS IS AN IRA AND YOU ARE AGE 70 1/2 OR OLDER OR YOU ARE SELECTING A ROTH IRA, PLEASE READ THE APPLICATION INSTRUCTIONS
APPLICABLE TO YOU.

NON-QUALIFIED:      [ ] Check payable to Equitable of Colorado           [ ] Wire       [ ] 1035 Exchange
QUALIFIED PLAN:     [ ] Check payable to Equitable of Colorado           [ ] Wire
TRADITIONAL IRA:    [ ] Direct rollover from qualified plan or TSA           [ ] Direct transfer from other Traditional IRA
                               [ ] Rollover from Traditional IRA
ROTH IRA:           [ ] Conversion rollover from Traditional IRA             [ ] Direct transfer from other Roth IRA
                               [ ] Rollover from Roth IRA

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8.   GUARANTEED MINIMUM DEATH BENEFIT ELECTION  CHOOSE A OR B
     PLEASE REFER TO APPLICATION INSTRUCTIONS BEFORE COMPLETING
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   A.  [ ] 5% Roll Up to Age 80         B.  [ ] Annual Ratchet to Age 80

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9. SYSTEMATIC WITHDRAWALS (OPTIONAL) FOR IRA CONTRACTS, AVAILABLE ONLY
   IF YOU ARE AGE 59 1/2 TO 70 1/2.  OTHER WITHDRAWAL OPTIONS ARE AVAILABLE FOR IRA CONTRACTS.
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FREQUENCY:          [ ] Monthly       [ ] Quarterly       [ ] Annually  Start Date: ________________ (Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%
WITHHOLDING ELECTION INFORMATION  (Please refer to application instructions before completing)
A.   [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   [ ] I want to have Federal income tax withheld from each payment.

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10.  SUCCESSOR OWNER  (OPTIONAL FOR NQ CONTRACTS)
AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS
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                                                                                                              [ ] Male  [ ] Female

   |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |  |                     /           /
----------------------------------------------------------------------------------         -------------------------------
Name (First, Middle, Last)                                                                  Date of Birth (Month/Day/Year)

                                                                                                     --        --
----------------------------------------------------------------------------------         -------------------------------
Address (Street, City, State, Zip Code)                                                        Social Security No./TIN

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11.  SUITABILITY
--------------------------

A.   Did you receive the EQUITABLE OF COLORADO ACCUMULATOR PLUS prospectus?                  [ ] Yes [ ] No

------------------------------------------------------          ------------------------------------------------------
Date of Prospectus                                              Date(s) of any Supplement(s) to Prospectus

B.   Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Contract
     applied for will be issued?    [ ] Yes       [ ] No        If Yes, complete the following:


-----------------------------  -----------------------------       -----------------------------     -----------------------------
Year Issued                    Type of Plan                        Company                           Certificate/Contract Number

C.   National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

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Employer's Name & Address                                       Owner's Occupation

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Estimated Annual Family Income                                  Estimated Net Worth

Investment Objective:     [ ] Income   [ ] Income & Growth   [ ] Growth   [ ] Aggressive Growth   [ ] Safety of Principal
Is Owner or Annuitant associated with or employed by a member of the NASD?            [ ] Yes  [ ] No

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12.  SPECIAL INSTRUCTIONS
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No. 127866 (2/99)                                                                                         ACCUMULATOR PLUS page 2

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     13. ALLOCATION AMONG VARIABLE INVESTMENT OPTIONS CHOOSE A OR B.
         ALLOCATION AMOUNTS MUST BE IN WHOLE PERCENTAGES.  PLEASE REFER TO APPLICATION INSTRUCTIONS BEFORE
         COMPLETING.
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                                               (087) Alliance Money Market......................     _______________%
                                               (082) Alliance High Yield........................     _______________%
                                               (084) Alliance Common Stock......................     _______________%
                                               (086) Alliance Aggressive Stock..................     _______________%
       --------------------------------------  (083) Alliance Small Cap Growth..................     _______________%
       A. [ ]  SELF-DIRECTED ALLOCATION        (274) BT Equity 500 Index........................     _______________%
                                               (275) BT Small Company Index.....................     _______________%
       Allocate initial contribution to the    (276) BT International Equity Index..............     _______________%
       variable investment options.            (273) JPM Core Bond..............................     _______________%
       The total must equal 100%.              (271) Lazard Large Cap Value.....................     _______________%
       --------------------------------------  (272) Lazard Small Cap Value.....................     _______________%
       --------------------------------------  (268) Merrill Lynch World Strategy...............     _______________%
       B. [ ]  SPECIAL DOLLAR COST             (269) Merrill Lynch Basic Value Equity...........     _______________%
                 AVERAGING                     (266) MFS Research...............................     _______________%
       The initial contribution is allocated   (279) MFS Growth with Income.....................     _______________%
       to the Alliance Money Market option.    (267) MFS Emerging Growth Companies..............     _______________%
       Thereafter, amounts are transferred     (270) Morgan Stanley Emerging Markets Equity.....     _______________%
       monthly over a twelve month period      (297) EQ/Evergreen...............................     _______________%
       from the Alliance Money Market          (298) EQ/Evergreen Foundation....................     _______________%
       option to the other variable            (261) EQ/Putnam Growth & Income Value............     _______________%
       investment options based on the         (262) EQ/Putnam Investors Growth.................     _______________%
       percentages you indicate.               (265) EQ/Putnam International Equity.............     _______________%
       The total must equal 100%.
       Do not indicate a percentage for the
       Alliance Money Market option.
       --------------------------------------



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         [ ] REBALANCING  Your Annuity Account Value in the Variable investment options will be periodically re-adjusted according to the allocation percentages you indicate above. SELECT REBALANCING FREQUENCY:  [ ] Quarterly
         [ ] Semi-Annually  [ ] Annually
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No. 127866 (2/99)                                                                                     ACCUMULATOR PLUS page 3

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14.  AGREEMENT
--------------------------

All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Contract on behalf of
Equitable of Colorado, or to waive or alter any of Equitable of Colorado's rights and regulations. I understand that the
Annuity Account Value attributable to allocations to the Variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. Equitable of Colorado may accept amendments to this application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
----------------------------------------------------------       ------------------------      -----------------------------------
Proposed Annuitant's Signature                                   Date                          Signed at: City, State

X
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Proposed Owner's Signature (If other than Annuitant)             Date                          Signed at: City, State

X
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Proposed Joint Owner's Signature (If other than Annuitant)       Date                          Signed at: City, State

(OREGON AND VIRGINIA RESIDENTS READ ABOVE AND SIGN ABOVE, ALL OTHER RESIDENTS READ ABOVE AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON
FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE
PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A
CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE
COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES,
DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES
FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR
ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE
PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR
AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
EQUITABLE OF COLORADO IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
("EQUITABLE LIFE"). EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED ("EQ"). AXA-UAP,
AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE
INSURANCE OBLIGATIONS OF EQUITABLE LIFE, INCLUDING EQUITABLE OF COLORADO.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS
SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN
APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN APPLICATION OR
STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY
BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
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Proposed Annuitant's Signature                                   Date                          Signed at: City, State

X
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Proposed Owner's Signature (If other than Annuitant)             Date                          Signed at: City, State

X
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Proposed Joint Owner's Signature (If other than Annuitant)       Date                          Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Contract applied for will be issued on the life of the Annuitant? [ ] Yes [ ] No

Florida License ID No(s). ________________________________________

1)
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     Agent Signature                                                   Print Name & No. of Agent

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     Agent Soc. Sec. No.                  Phone No./Fax No.                             Agency Code                      %

2)
     -----------------------------------------------------------------------------------------------------------------------------
     Agent Signature                                                   Print Name & No. of Agent

     -----------------------------------------------------------------------------------------------------------------------------
     Agent Soc. Sec. No.                  Phone No./Fax No.                             Agency Code                      %

No. 127866 (2/99)                                                                                         ACCUMULATOR PLUS page 4
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